As filed with the Securities and Exchange Commission on May 15, 2006

Registration No. 333-132946

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM S-1

AMENDMENT NO. 2

to

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

CYBEX INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

New York	3949	11-1731581
(State of jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification No.)

10 Trotter Drive

Medway, MA 02053

(508) 533-4300

(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

Arthur W. Hicks, Jr.

Chief Operating Officer and Chief Financial Officer

Cybex International, Inc.

10 Trotter Drive

Medway, MA 02053

(508) 533-4300

(Name, Address, Including Zip Code, and Telephone Number, Including Area Code, of Agent for Service)

Copies to:

James H. Carll, Esquire Archer & Greiner, P.C. One Centennial Square Haddonfield, NJ 08033 (856) 795-2121	Todd Mason, Esquire Mintz Levin Cohn Ferris Glovsky and Popeo, P.C. Chrysler Center 666 Third Avenue, 25th Floor New York, NY 10017 (212) 935-3000

Approximate date of commencement of proposed sale to the public:    as soon as possible after the effective date of this Registration Statement.

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box.    ☐

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.    ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.    ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.    ☐

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a) may determine.

EXPLANATORY NOTE

This Amendment No. 2 is being filed solely for the purposes of completing Item 13 of Part II of the Registration Statement (Registration No. 333-124176) and filing an exhibit to the Registration Statement, and no changes or additions are being made hereby to the preliminary prospectus which forms part of the Registration Statement or to Items 14, 15 or 17 of Part II of the Registration Statement.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 13.            Other Expenses of Issuance and Distribution

The expenses of the Registrant in connection with the distribution of the securities being registered hereunder are set forth below and will be borne by the Registrant. All expenses are estimated other than the SEC registration fee.

SEC registration fee	$2,752
AMEX listing fees	$40,250
NASD filing fees	$3,072
Printing	$50,000
Attorneys’ fees and expenses	$150,000
Accountants’ fees and expenses	$100,000
Blue sky fees	$10,000
Miscellaneous	$43,926

TOTAL	$400,000

The above expenses will be paid by us, except that registration and filing fees will be paid by us and the selling stockholders pro rata according to the number of shares of common stock sold by each.

Item 14.            Indemnification of Directors and Officers

Under Section 722 of Article 7 of the New York Business Corporation Law, we must indemnify each of our directors and officers against his expenses (that is, reasonable costs, disbursements and counsel fees) in connection with any proceeding involving such person by reason of his having been our officer, director, employee or agent, or who is or was serving at our request of as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, to the extent he is successful on the merits. Moreover, under such statutory provision we have the corporate power to indemnify our officers and directors against expenses and (in the case of proceedings other than those by us or in our right) liabilities incurred in such a proceeding, provided (i) the officer or director has acted in good faith and in a manner reasonably believed to be in, or not opposed to, our best interests and (ii) with respect to any criminal proceeding, he had no reasonable cause to believe his conduct was unlawful. In the case of a proceeding by us or in our right, however, such indemnification is not permitted if the individual is adjudged to be liable to us, unless a court determines that he is fairly and reasonably entitled to indemnity for such expenses as the court deems proper.

The determination of whether indemnification is proper under the circumstances, unless made by a court, is determined by a majority of the disinterested members of the Board of Directors or committee thereof, by independent legal counsel if a quorum of the disinterested members of the Board of Directors or committee thereof is not available or if the disinterested members of the Board of Directors or a committee thereof so direct, or by the stockholders.

Our Bylaws require us to indemnify each director and officer if Section 722 of the New York Business Corporation Law permits us to do so.

We have purchased a directors’ and officers’ liability insurance policy, which affords directors and officers insurance coverage for losses arising from claims based on breaches of duty, negligence, error and other wrongful acts.

Item 15.            Recent Sales of Unregistered Securities

During the three years preceding the filing of this registration statement, we issued the following securities which were not registered under the Securities Act of 1933, as amended:

On July 16, 2003, we issued to Hilco Capital L.P. (“Hilco”) a warrant to purchase 189,640 shares of our common stock. We issued the Hilco warrant in connection with a credit facility. In issuing the Hilco warrant, we relied on the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended, in that the transaction did not involve a public offering. No commissions or underwriting expenses were paid in connection with the transactions.

On December 31, 2003, in accordance with our Board’s compensation policy at the time, we issued 5,000 shares of our common stock to John Aglialoro for serving as Chairman of the Board of Directors. In issuing these shares, we relied on the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended. No commissions or underwriting expenses were paid in connection with this transaction.

On July 16, 2003, $4,900,000 of subordinated notes (related party loans) held by UM Holdings Ltd. were cancelled and converted into 32,886 shares of Series B Convertible Cumulative Preferred Stock (the “Preferred Stock”). On August 2, 2004, UM Holdings Ltd. exercised its right, in accordance with the terms of the Preferred Stock, to convert the outstanding shares of Preferred Stock into 3,288,600 shares of our common stock. In issuing the Preferred Stock and the shares of common stock into which the Preferred Stock was converted, we relied on the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended, in that the transactions did not involve a public offering. No commissions or underwriting expenses were paid in connection with these transactions.

On August 5, 2004, we sold 2,430,000 shares of our common stock in a private placement in which Oppenheimer & Co. Inc. served as placement agent. In issuing the shares of common stock, we relied upon the exemption from registration provided by Section 4(2) of the Securities Act, in that the transaction did not involve a public offering. The purchasers of the common stock and the number of shares acquired by each are as follows:

Purchaser	No. of Shares
Capital Ventures International, Inc.	125,000
Pequot Scout Fund, L.P.	562,480
Pequot Navigator Onshore Fund, L.P.	312,520
Galleon Healthcare Partners, L.P.	33,250
Galleon Healthcare Offshore, Ltd.	266,750
Iroquois Capital, L.P.	250,000
Jon D. Gruber and Linda W. Gruber	25,000
J. Patterson McBaine	25,000
Lagunitas Partners, L.P.	200,000
Gruber & McBaine International	50,000
Frost National Bank FBO US Special Opportunities Trust PLC	290,000
Frost National Bank FBO Renaissance US Growth Investment Trust PLC	145,000
Frost National Bank FBO Renaissance Capital Growth & Income Fund III, Inc.	145,000

In connection with the private placement, and on August 5, 2004, we issued warrants to Oppenheimer & Co. Inc. and certain of its affiliates to purchase in the aggregate 25,000 shares of our common stock. In issuing the warrants, we relied on the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended, in that the transaction did not involve a public offering. No commissions or underwriting expenses were paid in connection with the issuance of this warrant.

On September 20, 2004, FSC Corp. (“FSC”) exercised its warrant to purchase 335,816 shares of our common stock. Pursuant to the net exercise provisions of the FSC warrant, we issued to FSC 214,058 shares of our common stock. In issuing the shares of common stock underlying the FSC warrant, we relied on the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended, in that the transaction did not involve a public offering. No commissions or underwriting expenses were paid in connection with the transaction.

On October 21, 2004, Wachovia Bank, N.A. (“Wachovia”) exercised its warrant to purchase 191,896 shares of our common stock. Pursuant to the net exercise provisions of the Wachovia warrant, we issued to Wachovia 133,217 shares of our common stock. In issuing the shares of common stock underlying Wachovia’s warrant, we relied on the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended, in that the transaction did not involve a public offering. No commissions or underwriting expenses were paid in connection with the transaction.

On October 28, 2004, The CIT Group/Business Credit, Inc. (“CIT”) exercised its warrant to purchase 176,619 shares of our common stock. Pursuant to the net exercise provisions of the CIT warrant, we issued to The CIT Group/BC Securities Investment, Inc. 119,302 shares of common stock. We issued the CIT warrant in 2003 in connection with a financing agreement with CIT. In issuing the CIT warrant and the shares of common stock underlying CIT’s warrant, we relied on the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended, in that the transactions did not involve a public offering. No commissions or underwriting expenses were paid in connection with these transactions.

Item 16.            Exhibits.

Exhibits
1	Form of Agreement Among Underwriters, together with forms of Selected Dealer Agreement and Underwriting Agreement (filed herewith)

3(a)(1)	Restated Certificate of Incorporation of the Company, dated May 20, 1988, incorporated by reference to Exhibit 3(a)(1) to the Quarterly Report on Form 10-Q for the quarter ended June 30, 1996 (the “June 1996 10-Q”).

3(a)(2)	Certificate of Amendment of the Certificate of Incorporation of the Company, dated May 30, 1988, incorporated by reference to Exhibit 3(a)(2) to the June 1996 10-Q.

3(a)(3)	Certificate of Amendment of the Certificate of Incorporation of the Company, dated August 7, 1996, incorporated by reference to Exhibit 3(a)(3) to the June 1996 10-Q.

3(a)(4)	Certificate of Amendment of the Certificate of Incorporation of the Company, dated May 27, 1997, incorporated by reference to Exhibit 3.1 to the Quarterly Report on Form 10-Q for the quarter ended June 30, 1997 (the “June 1997 10-Q”).

3(a)(5)	Certificate of Amendment to the Certificate of Incorporation of the Company, filed July 8, 2003, incorporated by reference to Exhibit 3.1 to the Quarterly Report on Form 10-Q for the quarter ended June 28, 2003 (the “June 2003 10-Q”).

3(a)(6)	Certificate of Amendment to the Certificate of Incorporation of the Company, dated May 4, 2005, incorporated by reference to Exhibit 10.1 to the Quarterly Report on Form 10-Q for the quarter ended June 25, 2005 (the “June 2005 10-Q”).

3(b)	By-Laws of the Company, as amended, incorporated by reference to Exhibit 3(b) to the Annual Report on Form 10-K for the year ended December 31, 1987.

4(a)	Common Stock Purchase Warrant to purchase 189,640 shares of Common Stock, issued to Hilco Capital LP, incorporated by reference to Exhibit 10.6 to the Quarterly Report on Form 10-Q for the quarter ended September 27, 2003 (the “September 2003 10-Q”).

Exhibits
4(b)	Form of Warrant to Purchase Common Stock issued to Oppenheimer & Co. and affiliates, each dated August 5, 2004, for an aggregate of 25,000 shares, incorporated by reference to Exhibit 4.1 to the Quarterly Report on Form 10-Q for the quarter ended September 25, 2004 (the “September 2004 10-Q”).

5	Opinion of Archer & Greiner, P.C. (filed with Amendment No. 1 to Registration Statement on May 2, 2006)

10(a)	Lumex, Inc. Amended and Restated 1987 Stock Option Plan, incorporated by reference to Exhibit 28 to the Registration Statement on Form S-8 (No. 33-48124), filed May 26, 1992.

10(b)	Ultimate Net Loss Vendor Agreement with Portfolio Purchase, dated December 30, 1994, among the Company, Cybex Financial Corp. and C.I.T., incorporated by reference to Exhibit 10(x) to the Annual Report on Form 10-K for the year ended December 31, 1994.

10(c)	1995 Omnibus Incentive Plan, as amended, incorporated by reference to Exhibit 10(f) to the Annual Report on Form 10-K for the year ended December 31, 2001 (the “2001 10-K”).

10(d)	2005 Omnibus Incentive Plan, incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed on May 6, 2005.

10(d)(1)	2002 Stock Retainer Plan for Non-employee Directors, incorporated by reference to Exhibit 10(k) to the 2001 10-K.

10(d)(2)	Amendment to 2002 Stock Retainer Plan for Non-employee Directors, incorporated by reference to Exhibit 10.4 to the Current Report on Form 8-K filed February 18, 2005 (the “February 18, 2005 Form 8-K”).

10(e)	Employment Agreement dated April 8, 2003, between the Company and John Aglialoro, incorporated by reference to Exhibit 10.4 to the June 2003 10-Q.

10(f)(1)	Financing Agreement dated July 16, 2003, between the Company and The CIT Group/Business Credit, Inc., incorporated by reference to Exhibit 10.2 to the September 2003 10-Q.

10(f)(2)	First Amendment to Financing Agreement dated as of May 4, 2004, between the Company and The CIT Group/Business Credit, Inc., incorporated by reference to Exhibit 10.3 to the Quarterly Report on Form 10-Q for the quarter ended June 26, 2004 (the “June 2004 10-Q”).

10(f)(3)	Second Amendment to Financing Agreement dated as of July 13, 2004, between the Company and The CIT Group/Business Credit, Inc., incorporated by reference to Exhibit 10.2 to the September 2004 10-Q.

10(f)(4)	Third Amendment to Financing Agreement and Consent, dated as of September 30, 2004, between the Company and The CIT Group/Business Credit, Inc., incorporated by reference to Exhibit 10.2 to the June 2005 10-Q.

10(f)(5)	Fourth Amendment to Financing Agreement and Waiver, dated as of May 27, 2005, between the Company and The CIT Group/Business Credit, Inc., incorporated by reference to Exhibit 10.3 to the June 2005 10-Q.

10(g)	Warrantholders Rights Agreement dated as of July 16, 2003 among the Company, certain stockholders of the Company and Hilco Capital LP, incorporated by reference to Exhibit 10.7 to the September 2003 10-Q.

10(h)(1)	Credit Agreement dated as of July 13, 2004, between the Company and GMAC Commercial Finance, LLC, incorporated by reference to Exhibit 10.1 to the September 2004 10-Q.

10(h)(2)	Amended and Restated Credit Agreement dated as of February 1, 2005, between the Company and GMAC Commercial Finance, LLC, incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed on February 4, 2005.

Exhibits
10(h)(3)	Second Amended and Restated Credit Agreement dated January 31, 2006, between the Company and GMAC Commercial Finance, LLC, incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed on January 31, 2006.

10(i)(1)	Management Employment Agreement dated September 30, 2004, between the Company and Ray Giannelli, incorporated by reference to Exhibit 10.3 to the September 2004 10-Q.

10(i)(2)	Amended and Restated Management Employment Agreement dated as of January 1, 2006 between the Company and Ray Giannelli, incorporated by referenced to the Current Report on Form 8-K filed February 27, 2006 (the “February 27, 2006 Form 8-K”).

10(j)	Reimbursement Agreement dated as of April 28, 2004, between the Company and UM Holdings Ltd., incorporated by reference to Exhibit 10.1 to the June 2004 10-Q.

10(k)	Form of Securities Purchase Agreement dated as of August 2, 2004, between the Company and prospective investors, incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed August 6, 2004.

10(l)	Services Agreement dated February 16, 2005 between the Company and UM Holdings Ltd., incorporated by reference to Exhibit 10.5 to the February 18, 2005 Form 8-K.

10(m)	Form of Incentive Stock Option Agreement issued pursuant to the 1995 Omnibus Incentive Plan as Amended, incorporated by reference to Exhibit 10.4 to the September 2004 10-Q.

10(n)	Form of Incentive Stock Option Agreement issued pursuant to the 1995 Omnibus Incentive Plan as Amended, incorporated by reference to Exhibit 10.5 to the September 2004 10-Q.

10(o)	Form of Notification of Participation in the 2005 Management Incentive Compensation Bonus Program for Named Executive Officers, incorporated by reference to Exhibit 10.2 to the February 18, 2005 Form 8-K.

10(p)	Form of Notification of Participation in the 2005 Management Incentive Compensation Bonus Program for Non-Named Executive Officers, incorporated by reference to Exhibit 10.3 to the February 18, 2005 Form 8-K.

10(q)	Form of Restricted Stock Award Agreement, incorporated by reference to Exhibit 10.1 to the February 18, 2005 Form 8-K.

10(r)	Services Agreement dated as of January 1, 2006 between the Company and UM Holdings Ltd., incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K filed January 4, 2006.

10(s)	Form of Notification of Participation in the 2006 Management Incentive Compensation Bonus Program for Named Executive Officers, incorporated by reference to Exhibit 10.2 to the February 27, 2006 Form 8-K.

10(t)	Form of Notification of Participation in the 2006 Management Incentive Compensation Bonus Program for Non-Named Executive Officers, incorporated by reference to Exhibit 10.3 to the February 27, 2006 Form 8-K.

10(u)(1)	Lease for Commercial Land and Building, dated July 25, 2005, between the Company and Doug Hughes Properties, LLC, incorporated by reference to Exhibit 10.2 to the Quarterly Report on Form 10-Q for the quarter ended September 24, 2005.

10(u)(2)	Amendment to Lease for Commercial Land and Building dated December 23, 2005 between the Company and Doug Hughes Properties, LLC, incorporated by reference to Exhibit 10(u)(2) to the Annual Report on Form 10-K for the year ended December 31, 2005 (the “2005 10-K”).

Exhibits
10(v)(1)	Manufacturing and Distribution License Agreement dated May 30, 2005, among Impulse Technology, Ltd., the Company and Trazer Technologies, Inc., incorporated by reference to Exhibit 10.4 to the June 2005 10-Q.

10(v)(2)	Amendment to Manufacturing and Distribution License Agreement, dated December 22, 2005, among Impulse Technology, Ltd., the Company and Trazer Technologies, Inc., incorporated by reference to Exhibit 10(v)(2) to the 2005 10-K.

10(w)	Management Employment Agreement, effective as of January 1, 2006, between the Company and Arthur W. Hicks, Jr., incorporated by reference to Exhibit 10.3 to the February 27, 2006 Form 8-K.

21	Subsidiaries of the Registrant, incorporated by reference to Exhibit 21 to the 2005 10-K.

23.1	Consent of Archer & Greiner, P.C. — See Exhibit 5

23.2	Consent of Independent Registered Public Accounting Firm (filed with Amendment No. 1 to Registration Statement on May 2, 2006)

24	Power of Attorney of Directors and Officers — See Signature Page of Registration Statement filed April 3, 2006

Item 17.            Undertakings.

The undersigned registrant undertakes that:

1.        For determining any liability under the Securities Act of 1933, treat each post-effective amendment that contains a form of prospectus as a new registration statement for the securities offered in the registration statement, and that offering of the securities at that time as the initial bona fide offering of those securities.

2.        For determining any liability under the Securities Act of 1933, treat each post-effective amendment that contains a form of prospectus as a new registration statement for the securities offered in the registration statement, and that offering of the securities at that time as the initial bona fide offering of those securities.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer, or controlling person of the registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Medway, Commonwealth of Massachusetts, on May 15, 2006.

CYBEX INTERNATIONAL, INC.

By:	/s/ JOHN AGLIALORO
John Aglialoro Chairman and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Date: May 15, 2006	/s/ JOHN AGLIALORO John Aglialoro Chairman and Chief Executive Officer

Date: May 15, 2006	/s/ ARTHUR W. HICKS, JR. Arthur W. Hicks, Jr. Director, Chief Operating Officer and Chief Financial Officer (Chief Financial and Accounting Officer)

Date: May 15, 2006	/s/ JAMES H. CARLL James H. Carll Director

Date: May 15, 2006	/s/ JOAN CARTER Joan Carter Director

Date: May 15, 2006	* David Ferrari Director

Date: May 15, 2006	* Jerry Lee Director

Date: May 15, 2006	* Milton Leontiades Director

Date: May 15, 2006	* Harvey Morgan Director

* /s/ ARTHUR W. HICKS, JR.
Arthur W. Hicks, Jr. Attorney-in-Fact

EXHIBIT INDEX

Exhibits
1	Form of Agreement Among Underwriters, together with forms of Selected Dealer Agreement and Underwriting Agreement (filed herewith)

3(a)(1)	Restated Certificate of Incorporation of the Company, dated May 20, 1988, incorporated by reference to Exhibit 3(a)(1) to the Quarterly Report on Form 10-Q for the quarter ended June 30, 1996 (the “June 1996 10-Q”).

3(a)(2)	Certificate of Amendment of the Certificate of Incorporation of the Company, dated May 30, 1988, incorporated by reference to Exhibit 3(a)(2) to the June 1996 10-Q.

3(a)(3)	Certificate of Amendment of the Certificate of Incorporation of the Company, dated August 7, 1996, incorporated by reference to Exhibit 3(a)(3) to the June 1996 10-Q.

3(a)(4)	Certificate of Amendment of the Certificate of Incorporation of the Company, dated May 27, 1997, incorporated by reference to Exhibit 3.1 to the Quarterly Report on Form 10-Q for the quarter ended June 30, 1997 (the “June 1997 10-Q”).

3(a)(5)	Certificate of Amendment to the Certificate of Incorporation of the Company, filed July 8, 2003, incorporated by reference to Exhibit 3.1 to the Quarterly Report on Form 10-Q for the quarter ended June 28, 2003 (the “June 2003 10-Q”).

3(a)(6)	Certificate of Amendment to the Certificate of Incorporation of the Company, dated May 4, 2005, incorporated by reference to Exhibit 10.1 to the Quarterly Report on Form 10-Q for the quarter ended June 25, 2005 (the “June 2005 10-Q”).

3(b)	By-Laws of the Company, as amended, incorporated by reference to Exhibit 3(b) to the Annual Report on Form 10-K for the year ended December 31, 1987.

4(a)	Common Stock Purchase Warrant to purchase 189,640 shares of Common Stock, issued to Hilco Capital LP, incorporated by reference to Exhibit 10.6 to the Quarterly Report on Form 10-Q for the quarter ended September 27, 2003 (the “September 2003 10-Q”).

4(b)	Form of Warrant to Purchase Common Stock issued to Oppenheimer & Co. and affiliates, each dated August 5, 2004, for an aggregate of 25,000 shares, incorporated by reference to Exhibit 4.1 to the Quarterly Report on Form 10-Q for the quarter ended September 25, 2004 (the “September 2004 10-Q”).

5	Opinion of Archer & Greiner, P.C. (filed with Amendment No. 1 to Registration Statement on May 2, 2006)

10(a)	Lumex, Inc. Amended and Restated 1987 Stock Option Plan, incorporated by reference to Exhibit 28 to the Registration Statement on Form S-8 (No. 33-48124), filed May 26, 1992.

10(b)	Ultimate Net Loss Vendor Agreement with Portfolio Purchase, dated December 30, 1994, among the Company, Cybex Financial Corp. and C.I.T., incorporated by reference to Exhibit 10(x) to the Annual Report on Form 10-K for the year ended December 31, 1994.

10(c)	1995 Omnibus Incentive Plan, as amended, incorporated by reference to Exhibit 10(f) to the Annual Report on Form 10-K for the year ended December 31, 2001 (the “2001 10-K”).

10(d)	2005 Omnibus Incentive Plan, incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed on May 6, 2005.

10(d)(1)	2002 Stock Retainer Plan for Non-employee Directors, incorporated by reference to Exhibit 10(k) to the 2001 10-K.

Exhibits

10(d)(2)	Amendment to 2002 Stock Retainer Plan for Non-employee Directors, incorporated by reference to Exhibit 10.4 to the Current Report on Form 8-K filed February 18, 2005 (the “February 18, 2005 Form 8-K”).

10(e)	Employment Agreement dated April 8, 2003, between the Company and John Aglialoro, incorporated by reference to Exhibit 10.4 to the June 2003 10-Q.

10(f)(1)	Financing Agreement dated July 16, 2003, between the Company and The CIT Group/Business Credit, Inc., incorporated by reference to Exhibit 10.2 to the September 2003 10-Q.

10(f)(2)	First Amendment to Financing Agreement dated as of May 4, 2004, between the Company and The CIT Group/Business Credit, Inc., incorporated by reference to Exhibit 10.3 to the Quarterly Report on Form 10-Q for the quarter ended June 26, 2004 (the “June 2004 10-Q”).

10(f)(3)	Second Amendment to Financing Agreement dated as of July 13, 2004, between the Company and The CIT Group/Business Credit, Inc., incorporated by reference to Exhibit 10.2 to the September 2004 10-Q.

10(f)(4)	Third Amendment to Financing Agreement and Consent, dated as of September 30, 2004, between the Company and The CIT Group/Business Credit, Inc., incorporated by reference to Exhibit 10.2 to the June 2005 10-Q.

10(f)(5)	Fourth Amendment to Financing Agreement and Waiver, dated as of May 27, 2005, between the Company and The CIT Group/Business Credit, Inc., incorporated by reference to Exhibit 10.3 to the June 2005 10-Q.

10(g)	Warrantholders Rights Agreement dated as of July 16, 2003 among the Company, certain stockholders of the Company and Hilco Capital LP, incorporated by reference to Exhibit 10.7 to the September 2003 10-Q.

10(h)(1)	Credit Agreement dated as of July 13, 2004, between the Company and GMAC Commercial Finance, LLC, incorporated by reference to Exhibit 10.1 to the September 2004 10-Q.

10(h)(2)	Amended and Restated Credit Agreement dated as of February 1, 2005, between the Company and GMAC Commercial Finance, LLC, incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed on February 4, 2005.

10(h)(3)	Second Amended and Restated Credit Agreement dated January 31, 2006, between the Company and GMAC Commercial Finance, LLC, incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed on January 31, 2006.

10(i)(1)	Management Employment Agreement dated September 30, 2004, between the Company and Ray Giannelli, incorporated by reference to Exhibit 10.3 to the September 2004 10-Q.

10(i)(2)	Amended and Restated Management Employment Agreement dated as of January 1, 2006 between the Company and Ray Giannelli, incorporated by referenced to the Current Report on Form 8-K filed February 27, 2006 (the “February 27, 2006 Form 8-K”).

10(j)	Reimbursement Agreement dated as of April 28, 2004, between the Company and UM Holdings Ltd., incorporated by reference to Exhibit 10.1 to the June 2004 10-Q.

10(k)	Form of Securities Purchase Agreement dated as of August 2, 2004, between the Company and prospective investors, incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed August 6, 2004.

10(l)	Services Agreement dated February 16, 2005 between the Company and UM Holdings Ltd., incorporated by reference to Exhibit 10.5 to the February 18, 2005 Form 8-K.

Exhibits

10(m)	Form of Incentive Stock Option Agreement issued pursuant to the 1995 Omnibus Incentive Plan as Amended, incorporated by reference to Exhibit 10.4 to the September 2004 10-Q.

10(n)	Form of Incentive Stock Option Agreement issued pursuant to the 1995 Omnibus Incentive Plan as Amended, incorporated by reference to Exhibit 10.5 to the September 2004 10-Q.

10(o)	Form of Notification of Participation in the 2005 Management Incentive Compensation Bonus Program for Named Executive Officers, incorporated by reference to Exhibit 10.2 to the February 18, 2005 Form 8-K.

10(p)	Form of Notification of Participation in the 2005 Management Incentive Compensation Bonus Program for Non-Named Executive Officers, incorporated by reference to Exhibit 10.3 to the February 18, 2005 Form 8-K.

10(q)	Form of Restricted Stock Award Agreement, incorporated by reference to Exhibit 10.1 to the February 18, 2005 Form 8-K.

10(r)	Services Agreement dated as of January 1, 2006 between the Company and UM Holdings Ltd., incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K filed January 4, 2006.

10(s)	Form of Notification of Participation in the 2006 Management Incentive Compensation Bonus Program for Named Executive Officers, incorporated by reference to Exhibit 10.2 to the February 27, 2006 Form 8-K.

10(t)	Form of Notification of Participation in the 2006 Management Incentive Compensation Bonus Program for Non-Named Executive Officers, incorporated by reference to Exhibit 10.3 to the February 27, 2006 Form 8-K.

10(u)(1)	Lease for Commercial Land and Building, dated July 25, 2005, between the Company and Doug Hughes Properties, LLC, incorporated by reference to Exhibit 10.2 to the Quarterly Report on Form 10-Q for the quarter ended September 24, 2005.

10(u)(2)	Amendment to Lease for Commercial Land and Building dated December 23, 2005 between the Company and Doug Hughes Properties, LLC, incorporated by reference to Exhibit 10(u)(2) to the Annual Report on Form 10-K for the year ended December 31, 2005 (the “2005 10-K”).
10(v)(1)	Manufacturing and Distribution License Agreement dated May 30, 2005, among Impulse Technology, Ltd., the Company and Trazer Technologies, Inc., incorporated by reference to Exhibit 10.4 to the June 2005 10-Q.

10(v)(2)	Amendment to Manufacturing and Distribution License Agreement, dated December 22, 2005, among Impulse Technology, Ltd., the Company and Trazer Technologies, Inc., incorporated by reference to Exhibit 10(v)(2) to the 2005 10-K.

10(w)	Management Employment Agreement, effective as of January 1, 2006, between the Company and Arthur W. Hicks, Jr., incorporated by reference to Exhibit 10.3 to the February 27, 2006 Form 8-K.

21	Subsidiaries of the Registrant, incorporated by reference to Exhibit 21 to the 2005 10-K.

23.1	Consent of Archer & Greiner, P.C. — See Exhibit 5

23.2	Consent of Independent Registered Public Accounting Firm (filed with Amendment No. 1 to Registration Statement on May 2, 2006)

24	Power of Attorney of Directors and Officers — See Signature Page of Registration Statement filed April 3, 2006